                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 9, 2002


                         Commission file number 0-26096


                             THE UNIMARK GROUP, INC.
             (Exact name of registrant as specified in its charter)


                 TEXAS                                      75-2436543
(State or other jurisdiction of incorporation)             (IRS Employer
                                                         Identification No.)


           UNIMARK HOUSE
          124 MCMAKIN ROAD
          BARTONVILLE, TEXAS                                  76226
(Address of principal executive offices)                    (Zip Code)



       Registrant's telephone number, including area code: (817) 491-2992









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ITEM 5.  OTHER EVENTS.

     Attached hereto as Exhibit 99.1 is a press release disclosing the resignation of Jerry W. Johnson as a Director of the Company and, the appointment by the Company's Board of Directors of Iain Aitken to fulfill Mr. Johnson's remaining term.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                (c) EXHIBITS.

                      99.1    Press Release, Dated January 15, 2002.
                      99.2    Resignation of Jerry W. Johnson

                                       2

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                     THE UNIMARK GROUP, INC.
                                                     -----------------------
                                                          (Registrant)


Date:           January 15, 2002                     /s/  David E. Ziegler
                ----------------                     ---------------------------
                                                     David E. Ziegler
                                                     Chief Financial Officer and
                                                     Director


                                       3

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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER
-------
99.1      Press Release, Dated January 15, 2002.
99.2      Resignation of Jerry W. Johnson








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